SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):  April 15, 1997



                           CAMDEN PROPERTY TRUST
           (Exact name of Registrant as Specified in Charter)


     TEXAS                      1-12110                 76-6088377
(State or Other               (Commission             (I.R.S. Employer
Jurisdiction of                File number)            Identification
 Incorporation)                                             Number)




       3200 Southwest Freeway, Suite 1500, Houston, Texas  77027
            (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code:  (713) 964-3555



                               Not applicable
   (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets.

     On April 15, 1997, Paragon Group, Inc. ("Paragon") merged with and into Camden Subsidiary, Inc., a wholly-owned subsidiary of Camden Property Trust (the "Company"), the Registrant, pursuant to an Agreement and Plan of Merger dated as of December 16, 1996 (the "Merger Agreement"), as previously filed as Annex I to the Joint Proxy Statement/Prospectus of the Company and Paragon that was made a part of the Registration Statement on Form S-4 (File no. 333-22411) filed with the Securities and Exchange Commission on February 26, 1997. As provided in the Merger Agreement, each of the shares of Paragon common stock outstanding on April 15, 1997 was exchanged for 0.64 shares of the Company's common shares. The Company issued approximately 9,466,346 shares in exchange for the outstanding shares of Paragon common stock. The closing price of Camden common shares on April 15, 1997 was $27.00.

     Paragon, a Maryland corporation, was a fully integrated real estate investment trust headquartered in Dallas, Texas whose business was the operation, development and acquisition of multifamily residential communities in the Southwest, Midwest, North Carolina and Florida. As of December 31, 1996, Paragon owned (either directly or through interests in other entities) interests in 57 multifamily residential communities totalling 15,954 apartment units (the "Paragon Residential Properties") located in six states, with three additional multifamily communities, totaling 856 residential units, under construction. Paragon also had indirect minority ownership interests in three commercial properties, including a 20% interest in a 401,625 square foot office building. As of December 31, 1996, Paragon, through Paragon Residential Services, Inc., managed 77 multifamily residential communities (including the Paragon Residential Properties) located across the United States, containing approximately 21,696 apartment units. Subsequent to December 31, 1996 and prior to consummation of the merger, three of Paragon's properties containing 835 units were sold and all three of Paragon's construction properties were substantially complete and in lease-up, resulting in 15,975 units in its portfolio at the merger date.

     Immediately following the merger, William R. Cooper and Lewis A. Levey, former directors of Paragon, became trust managers of the Company, to serve as such in accordance with the Company's Bylaws. Although it was originally anticipated that Brian F. Lavin, the former President-Residential Group of Paragon and Senior Vice President of Paragon Group GP Holdings, Inc. would become Senior Vice President - Asset Management of the Company, Mr. Lavin has chosen to pursue other endeavors.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Financial statements for Paragon will be filed within sixty (60) days from the date this report is filed.
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     (b)  Pro Forma Financial Information.

          Pro forma financial information will be filed within sixty (60) days from the date this report is filed.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger dated December 16, 1996, among the Registrant, Camden Subsidiary, Inc. and Paragon Group, Inc. (incorporated by reference from Exhibit 99.2 of the Registrant's Form 8-K filed December 18, 1996 (File No. 1-12110)).


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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 1997

                                CAMDEN PROPERTY TRUST



                                By:  /s/ G. Steven Dawson
                                     ----------------------------
                                     G. Steven Dawson
                                     Senior Vice President - Finance, Chief
                                     Financial Officer and Treasurer